SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): November 1, 2001


                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)



                                    DELAWARE
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                 (state or other jurisdiction of incorporation)



                                    333-46102
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                            (commission file number)



                                   13-4002891
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                     (I.R.S. Employer Identification Number)



                             10089 Willow Creek Road
                           San Diego, California 92131
                                 (858) 530-9394
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                  (address and telephone number of registrant's
                          principal executive offices)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS
          FILING OF AMENDMENT NO. 1 TO THE POOLING AND SERVICING AGREEMENT*

          In connection with its securitization referred to as the GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-3, GreenPoint Credit, LLC ("GreenPoint") previously entered into the Pooling and Servicing Agreement (Series 2000-3), dated May 1, 2000, by and between GreenPoint, as Contract Seller and as Servicer, and Bank One, National Association, as Trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement was attached as Exhibit 4.1 to GreenPoint's Form 8-K filed with the Commission on May 26, 2000. On November 1, 2001, the Pooling and Servicing Agreement was amended by Amendment No. 1 to the Pooling and Servicing Agreement, by and between GreenPoint, as Contract Seller and Servicer and Bank One, National Association, as Trustee (the "Amendment"). The Amendment is attached to hereto as Exhibit 4.1.

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*  Capitalized  terms used herein  without  definition  shall have the  meanings assigned to them in the Pooling and Servicing Agreement.


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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibit Numbers:


          The following are filed herewith.  The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

    4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of November 1, 2001, by and between GreenPoint Credit, LLC, as Contract Seller and Servicer, and Bank One, National Association, as Trustee.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREENPOINT CREDIT, LLC

                                         By:   /s/ Charles O. Ryan
                                            ------------------------------------
                                            Name:  Charles O. Ryan
                                            Title: Senior Vice President

                                         Dated: December 17, 2001
                                                San Diego, California


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                                  EXHIBIT INDEX

Exhibit Numbers
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        4.1    Amendment No. 1 to the Pooling and Servicing Agreement,  dated as of November 1, 2001, by and between GreenPoint Credit, LLC, as Contract Seller and Servicer, and Bank One, National Association, as Trustee.